================================================================================
                                    LEXINGTON
================================================================================

================================================================================
                                    LEXINGTON
                                   CONVERTIBLE
                                   SECURITIES
                                      FUND
--------------------------------------------------------------------------------

                              The Fund's investment
                           objective is total return,
                            which it seeks to achieve
                          by providing current income,
                            capital appreciation and
                            conservation of capital.

--------------------------------------------------------------------------------

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1997
                             The Lexington Group of
                                     No Load
                              Investment Companies

================================================================================

DEAR SHAREHOLDER:
--------------------------------------------------------------------------------

     The Lexington Convertible Securities Fund had modest performance in the first six months of 1997.

     Comparative total return performance measurements for the period ended June 30, 1997 are:

                                                                        6 MONTHS
                                                                        --------
      Lexington Convertible Securities Fund .......................     + 4.77%*
      Unmanaged Standard & Poor's 500 Stock Index .................     +20.57%
      Unmanaged Russell 2000 Stock Index ..........................     +10.20%
      Unmanaged Lehman Gov./Corp. Bond Index ......................     + 2.75%

      The key to understanding our Fund's performance and its future prospects is a review of some important divergences that have occurred within the stock market. After a long history of outperforming large capitalized stocks, middle and small capitalized stocks have gone through a period of severe underperformance. To illustrate, in the twelve months ended in April, 1997, the S&P 500 Index (large stocks) returned +25.1%, while the Russell 2000 Index (mid and small stocks) returned 0.1%. The performance gap of 25% was unprecedented since the Russell 2000 Index began in 1979. Further, using data on large and small stocks since 1926 from Ibbotson Associates, we have to go back to 1937 and 1929 to find a twelve month period in which large stocks outperformed smaller ones by more than 25%.

      The last time the Russell 2000 Index lagged significantly over a twelve month period in the year ended October, 1990 it came roaring back the next year, outperforming the S&P 500 Index by 25%. In fact, never before have we had this kind of underperformance without a large reversal. Keep in mind that historically the two indices have had a very high positive correlation.

      This divergent performance impacted our Fund because its portfolio is concentrated in convertibles of middle and smaller capitalized growth companies of the type found in the Russell 2000 Index.

      At this point, these companies have very attractive valuations especially compared to the largest companies in the S&P 500 Index. It is our belief that they have far more attractive potential, and far less risk than do many of the S&P 500 companies.

      Also, since April, both the Russell 2000 and our Fund's performances have been rebounding strongly. This continues even as we write this message in early July.

      It should be comforting to know that a recent study by Ibbotson Associates shows that over the long term, January 1973 to December 1995, convertible bonds have almost identical compound annual returns as the S&P 500 Index, but with much lower risk as measured in standard deviations.

      We appreciate your continued support. We welcome the opportunity to discuss any questions you may have about your investment.

                                   Sincerely,

      /s/ Richard B. Russell              /s/ Robert M. DeMichele
      ----------------------              -----------------------
      Richard B. Russell                  Robert M. DeMichele
      President and Portfolio Manager     Chairman of the Board
      August, 1997                        August, 1997

*6.84%,  11.14% and 10.38%  are the one year,  five year and since  commencement
 (1/20/88) average annual standard total returns, respectively, for the period ended June 30, 1997. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON CONVERTIBLE SECURITIES FUND
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1997 (unaudited)

  Principal                                                             Value
   Amount          Security Description                                (Note 1)
--------------------------------------------------------------------------------

              CONVERTIBLE BONDS: 59.6%

              COMPUTER HARDWARE &PERIPHERALS: 4.0%
 $400,000     Adaptec, Inc., 4.75%, due 02/01/2004 ...............    $ 396,000
                                                                      ---------

              COMPUTER SOFTWARE & SERVICES: 5.5%
  875,000     Automatic Data Processing Services, Inc.
                0.00%*, due 02/20/2012 ...........................      537,031
                                                                      ---------

              CONSUMER PRODUCTS: 3.5%
  400,000     McKesson Corporation (Armor
                All Products), 4.50%,
                due 03/01/2004 ...................................      346,000
                                                                      ---------

              DIVERSIFIED COMPANY: 4.7%
  420,000     Thermo Electron Corporation,
                4.25%, due 01/01/2003 ............................      458,850
                                                                      ---------

              FINANCIAL SERVICES: 6.8%
  325,000     First Financial Management Corporation,
                (First Data Corporation), 5.00%,
                due 12/15/1999 ...................................      660,969
                                                                      ---------

              MEDICAL SERVICES: 8.4%
  350,000     FPA Medical Management
                6.50%, due 12/15/2001 ............................      403,375

  430,000     Rotech Medical Corporation
                5.25%, due 06/01/2003 ............................      421,400
                                                                      ---------
                                                                        824,775
                                                                      ---------

              RETAIL STORES (SPECIAL LINE): 10.6%
  450,000     Home Depot, Inc.,
                3.25%, due 10/01/2001 ............................      516,375

  500,000     Pep Boys Company,
                4.00%, due 09/09/1999 ............................      516,250
                                                                      ---------
                                                                      1,032,625
                                                                      ---------

              SEMICONDUCTOR: 6.6%
  450,000     Analog Devices, Inc.,
                3.50%, due 12/01/2000 ............................      648,563
                                                                      ---------

              TELECOMMUNICATIONS SERVICE: 4.7%
1,300,000     United States Cellular Corporation,
                0.00%*, due 06/15/2015 ...........................      455,000
                                                                      ---------
              TOYS: 4.8%
1,205,000    Time Warner, Inc. (Hasbro),
                0.00%*, due 12/17/2012 ...........................      472,962
                                                                     ----------

              TOTAL CONVERTIBLE BONDS
                (cost $5,126,758) ................................    5,832,775
                                                                     ----------

              COMMON STOCKS: 26.9%

              COMPUTER SOFTWARE & SERVICES: 9.0%
   16,852     Sterling Commerce, Inc. ............................      554,009
   10,582     Sterling Software, Inc. ............................      330,688
                                                                     ----------
                                                                        884,697
                                                                     ----------
              MANUFACTURED HOUSING: 17.9%
   58,590     Clayton Homes, Inc. ................................      834,908
   37,994     Oakwood Homes Corporation ..........................      911,856
                                                                     ----------
                                                                      1,746,764
                                                                     ----------
              TOTAL COMMON STOCKS
                (cost $628,381) ..................................    2,631,461
                                                                     ----------

              TOTAL LONG-TERM INVESTMENTS ........................    8,464,236
                                                                     ----------

              SHORT-TERM INVESTMENTS: 13.2%

              U.S. GOVERNMENT OBLIGATIONS

$1,300,000    U.S. Treasury Bills
                5.36%, due 08/21/97
                (cost $1,290,644) ................................    1,290,458
                                                                     ----------

              TOTAL INVESTMENTS: 99.7%
                (cost $7,045,783+) (Note 1) ......................    9,754,694

              Other assets in excess of liabilities: 0.3% ........       32,308
                                                                     ----------

              TOTAL NET ASSETS: 100.0%
                (equivalent to $14.28 per share
                  on 685,321 shares outstanding) .................   $9,787,002
                                                                     ==========

*Zero Coupon Bond.

+Aggregate cost for Federal income tax purposes is identical.

   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON CONVERTIBLE SECURITIES FUND
STATEMENT OF NET ASSETS AND LIABILITIES
June 30, 1997 (unaudited)

ASSETS

Investments, at value (cost $7,045,783) (Note 1) .............        $9,754,694
Cash .........................................................            53,307
Receivable for shares sold ...................................               786
Dividends and interest receivable ............................            39,253
                                                                      ----------
          Total Assets .......................................         9,848,040
                                                                      ----------

LIABILITIES

Due to Lexington Management Corporation (Note 2) .............             8,028
Accrued expenses .............................................            53,010
                                                                      ----------
          Total Liabilities ..................................            61,038
                                                                      ----------

NET ASSETS (equivalent to $14.28 per share on
   685,321 shares outstanding) (Note 4) ......................        $9,787,002
                                                                      ==========

NET ASSETS consist of:
Capital stock--authorized 1,000,000,000 shares,
  $.10 par value per share ...................................        $   68,532
Paid in capital--unlimited authorized shares of
  beneficial interest at no par value (Note 1 ) ..............         6,769,082
Undistributed net investment income (Note 1) .................            14,818
Accumulated net realized gain on investments (Note 1) ........           225,659
Unrealized appreciation on investments .......................         2,708,911
                                                                      ----------
          TOTAL NET ASSETS ...................................        $9,787,002
                                                                      ==========

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON CONVERTIBLE SECURITIES FUND
STATEMENT OF OPERATIONS
Six months ended June 30, 1997 (unaudited)

INVESTMENT INCOME
   Dividends .............................................   $  4,275
   Interest ..............................................    156,891
                                                             --------
     Total investment income .............................              $161,166

Expenses
   Investment advisory fee
     (Note 2) ............................................     49,215
   Registration fees .....................................     12,869
   Printing and mailing expenses .........................     12,842
   Distribution expense (Note 3) .........................     12,304
   Transfer agent and shareholder
     servicing expense (Note 2) ..........................      9,955
   Professional fees .....................................      7,078
   Accounting expenses (Note 2) ..........................      6,154
   Directors' fees and expenses ..........................      4,135
   Computer processing fees ..............................      2,896
   Custodian expense .....................................        905
   Other expenses ........................................      4,887
                                                             --------
    Total expenses .......................................               123,240
                                                                        --------
       Net investment income .............................                37,926

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS (NOTE 5)
   Net realized gain on
     investments .........................................               227,644
   Net change in unrealized
     appreciation on
     investments .........................................               159,565
                                                                        --------
     Net realized and unrealized
       gain ..............................................               387,209
                                                                        --------
INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .......................................              $425,135
                                                                        ========


LEXINGTON CONVERTIBLE SECURITIES FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                Six months
                                                    ended            Year ended
                                                June 30,1997        December 31,
                                                (unaudited)             1996
                                                -----------         -----------

Net investment income ..................        $    37,926         $    83,352
Net realized gain from security
   transactions ........................            227,644             433,015
Net change in unrealized
   appreciation/(depreciation)
   of investments ......................            159,565             (29,508)
                                                -----------         -----------
     Increase in net assets
       resulting from operations .......            425,135             486,859

Distributions to shareholders
   from net investment income ..........            (20,753)            (87,725)

Distributions to shareholders
   from net realized gains on
   security transactions ...............               --              (432,556)

Decrease in net assets from capital
   share transactions (Note 4) .........         (1,825,825)           (398,694)
                                                -----------         -----------
     Net decrease
       in net assets ...................         (1,421,443)           (432,116)

NET ASSETS
   Beginning of period .................         11,208,445          11,640,561
                                                -----------         -----------

   End of period (including undistributed
      net investment income of $14,818
      and distributions in excess of
      net investment income of $2,355,
      respectively.) ...................        $ 9,787,002         $11,208,445
     `                                          ===========         ===========

The Notes to Financial Statements are an integral part of this statement.

LEXINGTON CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited) and December 31, 1996

1.  SIGNIFICANT ACCOUNTING POLICIES

Lexington Convertible Securities Fund (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is total return which it seeks to achieve by providing capital appreciation, current income and conservation of the shareholder's capital. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS As authorized by the Trustees, securities are valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal institutional-size trading units of such securities. Debt securities are valued at the mean between the current bid and asked price. Equity securities listed on a national securities exchange are valued at the last reported sales price; if no sales price is reported for that day the mean between the current bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other securities are valued by Fund management in good faith under the direction of the Fund's Board of Trustees.

Security transactions are accounted for on the trade date. The Fund records interest income on the accrual basis. In computing net investment income, the Fund amortizes premiums and does not accrue discounts on convertible fixed income securities in the portfolio. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL INCOME TAXES It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income are normally declared and paid quarterly and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC has entered into a

LEXINGTON CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited) and December 31, 1996 (continued)

2.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE (continued)

sub-advisory contract with the Fund's former advisor, Ariston Capital Management Corporation ("Ariston"), under which Ariston provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and Ariston, LMC pays Ariston a monthly sub-advisory fee at the annual rate of 0.75% of the Fund's average daily net assets up to $7 million and 0.50% of the Fund's average daily net assets in excess of $7 million.

For 1997, LMC has agreed to voluntarily limit the total expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the six months ended June 30, 1997.

The  Fund  reimbursed  LMC  for  certain  expenses,   including  accounting  and
shareholder servicing costs of $10,860 which are incurred by the Fund, but paid by LMC.

3.  DISTRIBUTION PLAN

The Fund has a distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the six months ended June 30, 1997 were $12,304 and are set forth in the statement of operations.

4.  CAPITAL STOCK

Transactions in capital stock were as follows:


                                                          Six
                                                     months ended
                                                     June 30, 1997                       Year ended
                                                      (unaudited)                     December 31, 1996
                                                --------------------------        ---------------------------
                                                 Shares           Amount           Shares           Amount
                                                --------       -----------        ---------       -----------
Shares sold ..............................        24,665       $   333,161          171,179       $ 2,414,604
Shares issued on reinvestment of dividends         1,402            19,368           36,510           497,981
                                                --------       -----------         --------       -----------
                                                  26,067           352,529          207,689         2,912,585
Shares redeemed ..........................      (161,406)       (2,178,354)        (239,163)       (3,311,279)
                                                --------       -----------         --------       -----------
Net decrease .............................      (135,339)      $(1,825,825)         (31,474)      $  (398,694)
                                                ========       ===========         ========       ===========



5.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of securities for the six months ended June 30, 1997, excluding short-term securities, were $1,149,675 and $785,556, respectively.

At June 30, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $ 2,837,294 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $128,383.

LEXINGTON CONVERTIBLE SECURITIES FUND
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:


                                              Six months
                                                ended
                                               June 30,                Year Ended December 31,
                                                 1997       ------------------------------------------
                                              (unaudited)    1996        1995        1994        1993
                                               ---------    ------      ------      ------      ------
Net asset value, beginning of period ......    $13.66       $13.66      $11.84      $14.10      $13.80
                                               ------       ------      ------      ------      ------
Income from investment operations:
  Net investment income ...................      0.05         0.11        0.15        0.08        --
  Net realized and unrealized gain on
    investments ...........................      0.60         0.55        2.04        0.10        0.89
                                               ------       ------      ------      ------      ------
Total income from investment operations ...      0.65         0.66        2.19        0.18        0.89
                                               ------       ------      ------      ------      ------
Less distributions:
  Distributions from net investment income      (0.03)       (0.11)      (0.15)      (0.07)       --
  Distributions in excess of net investment
    income (temporary book-tax difference)       --           --          --         (0.05)       --
  Distributions from net realized gains ...      --          (0.55)      (0.22)      (2.32)      (0.59)
                                               ------       ------      ------      ------      ------
Total distributions .......................     (0.03)       (0.66)      (0.37)      (2.44)      (0.59)
                                               ------       ------      ------      ------      ------
Net asset value, end of period ............    $14.28       $13.66      $13.66      $11.84      $14.10
                                               ======       ======      ======      ======      ======
Total return ..............................     9.84%*       4.89%      18.63%       1.30%       6.53%

Ratio to average net assets:
  Expenses, before reimbursement or waivers     2.50%*       2.39%       2.52%       2.81%       2.76%
  Expenses, net of reimbursement or waivers     2.50%*       2.39%       2.52%       2.75%       2.76%
  Net investment income, before
    reimbursement or waivers ..............     0.77%*       0.77%       1.24%       0.50%      (0.04%)
  Net investment income ...................     0.77%*       0.77%       1.24%       0.56%      (0.04%)
Portfolio turnover rate ...................    20.43%*      18.45%      11.23%      38.14%       6.53%
Average commission paid on equity
  security transactions** .................    $ 0.00      $  0.04        --          --          --
Net assets, end of period  (000's omitted)     $9,787      $11,208     $11,641      $8,117      $8,319


** Annualized

** In accordance with SEC disclosure guidelines, the average commissions are calculated for periods beginning with the year ended December 31, 1996, but not for prior periods.

LEXINGTON
CONVERTIBLE SECURITIES FUND

INVESTMENT ADVISER
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

SUB-ADVISER
--------------------------------------------------------------------------------
ARISTON  CAPITAL  MANAGEMENT  CORPORATION
40  Lake  Bellevue  Drive--Suite  220
Bellevue, Washington 98005

DISTRIBUTOR
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

--------------------------------------------------------------------------------

  ALL SHAREHOLDER REQUESTS FOR SERVICES OF
  ANY KIND SHOULD BE SENT TO:

  TRANSFER AGENT
--------------------------------------------------------------------------------
  STATE STREET BANK AND
  TRUST COMPANY

  c/o National Financial Data Services
  1004 Baltimore
  Kansas City, Missouri 64105

  OR CALL TOLL FREE:
  SERVICE AND SALES: 1-800-526-0056
  24 HOUR ACCOUNT INFORMATION:
  1-800-526-0052

--------------------------------------------------------------------------------
(800) 526-0052

                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements

--------------------------------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington Convertible Securities Fund and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.